Exhibit 3.7

[ILLEGIBLE]

STATE OF TENNESSEE

Certificate of Incorporation

Name.	First.	The name of this corporation is Lebanon Aluminum [ILLEGIBLE]

Address.	Second.	The address of the principal office of this corporation in the State of Tennessee is 102 West End Heights, Lebanon, Tennessee

Business.	Third.

The general nature of the business to be transacted by this corporation is the purchase, manufacture and sale at wholesale and retail of doors and windows of various [ILLEGIBLE] kinds, and all other building materials [ILLEGIBLE] manufactured items used in building [ILLEGIBLE] of wood, aluminum, plastic or of other [ILLEGIBLE].

Stock, with Classifications and Distinguishing Characteristics If any.	Fourth.	The maximum number of shares of stock which this corporation is authorized to have outstanding at any time is Seven Hundred Fifty (750) [ILLEGIBLE] stock, par value Ten Dollars ($10.00).

Initial Capital	Fifth.

The amount of capital with which this corporation will begin business shall be (not less than One Thousand) One Thousand ($1,000.00)           Dollars: and when such amount so fixed shall have been subscribed for all subscriptions of the stock of this corporation shall be enforcible and it may proceed to do business in the same manner and as fully as though the maximum number of shares authorized under the provisions of the preceding section hereof shall have been subscribed for.

Duration.	Sixth.	The time of existence of this corporation shall be perpetual.

Other Provisions. (See Section 6, Sub-section 7, of the Corporation Act of 1929.)	Seventh.	The corporation shall exercise all [ILLEGIBLE] and powers as permitted by law.

We, the undersigned, apply to the State of Tennessee by virtue of the laws of the land, for a Charter of Incorporation  for the purposes and with the powers etc. declared in the forgoing instrument.

Witness our hands this the 21st day of March, 1963.

Subscribing Witness	/s/ [ILLEGIBLE]
/s/ [ILLEGIBLE]
/s/ [ILLEGIBLE]

STATE OF TENNESSEE COUNTY OF	WILSON

Personally appeared before me the undersigned, a Notary Public for [ILLEGIBLE] of said state and county.
[ILLEGIBLE] the within named incorporators,
Charles A. Bell and Elaine [ILLEGIBLE] Bell,

r

with whom I am personally acquainted, and who acknowledged that they executed the within application for a Charter of Incorporation for the purposes therein contained and expressed.

Witness my hand and official seal at office in Lebanon, Tennessee, this 21st day of March 1963.

/s/ [ILLEGIBLE]
[ILLEGIBLE]
Notary Public

(If Notary Public) My commission expires 12th day of January,1966

(Official Title)	Notary Public

(Certificate of Probate for Subscribing Witness, if not Acknowledged by all of the  Incorporators.)

STATE OF TENNESSEE COUNTY OF

Personally appeared before me
of said County, the within named

the subscribing witness and Incorporator, with whom I am personally acquainted, and who acknowledged that he executed the within application for a Charter of Incorporation for the purposes therein contained and expressed; and the said

, subscribing witness to the signatures subscribed to the within application, being first duly sworn, deposed and said that he is personally acquainted with the within named Incorporators,

and they did in his presence acknowledge that they executed the within application for Charter of Incorporation for the purposes therein contained and expressed.

Witness my hand and official seal at office in		, [ILLEGIBLE], this
day of	, 19

[ILLEGIBLE]

(If Notary Public) My commission expires	day of

(Official Title)

I, JOE C. CALL, SECRETARY OF STATE, certify that this Charter with certificate attached, the               of which is a true copy, was this day registered and [ILLEGIBLE]

[ILLEGIBLE]

JOE C. CALL, SECRETARY OF STATE FEE: $20.00

CORPORATION ANNUAL REPORT

STATE OF TENNESSEE

SECRETARY OF STATE
**GRAPHIC**	THIS REPORT IS DUE ON OR BEFORE

READ NOTICE AND INSTRUCTIONS ON OTHER SIDE BEFORE MAKING ENTRIES

(1) NAME AND ADDRESS OF CORPORATION.	0018303	(2) ENTER CHANGE OF ADDRESS OF CORPORATION’S PRINCIPAL OFFICE IN THE STATE OF INCORPORATION.
LEBANON ALUMINUM PRODUCTS, INC.		STREET ADDRESS
P. O. Box 519		301 Hartman Drive
Lebanon, Tn. 37087		P. O. BOX NUMBER
P. O. Box 519
CITY
Lebanon
D 03-26-63 For Profit		STATE	ZIP CODE
		TN	37087
NOTICE: ADDRESS CHANGE ENTERED ON THIS REPORT WILL NOT BE OF RECORD. SEE INSTRUCTIONS.
IF THE ABOVE ADDRESS IS INCORRECT IN ANY WAY, PLEASE CORRECT IN BLOCK 2		(3) FEDERAL EMPLOYER IDENTIFICATION NUMBER (FEIN)
62-0681208

(4) PRINCIPAL OFFICE OR PLACE OF BUSINESS IN TENNESSEE IF A FOREIGN CORPORATION:
STREET ADDRESS	CITY, STATE, ZIP CODE

(5) NAMES AND STREET AND MAILING ADDRESSES OF EACH OFFICER MUST BE COMPLETED: (ATTACH SEPARATE SHEET IF NECESSARY.)

TITLE	NAME	STREET AND MAILING ADDRESS	CITY, STATE, ZIP CODE
PRESIDENT	Charles A. Bell	301 Hartman Drive	Lebanon, TN 37087
VICE PRESIDENT	Jack Bell	301 Hartman Drive	Lebanon, TN 37087
SECRETARY	Elaine Bell	301 Hartman Drive	Lebanon, TN 37087
TREASURER	Elaine Bell	301 Hartman Drive	Lebanon, TN 37087

(6) NAMES AND STREET AND MAILING ADDRESSES OF BOARD OF DIRECTORS MUST BE COMPLETED: (ATTACH SEPARATE SHEET IF NECESSARY)
NAME		STREET AND MAILING ADDRESS	CITY, STATE, ZIP CODE
Charles A. Bell		301 Hartman Drive	Lebanon, TN 37087
Elaine Bell		301 Hartman Drive	Lebanon, TN 37087
Jack Bell		301 Hartman Drive	Lebanon, TN 37087

(7) NAME AND ADDRESS OF REGISTERED AGENT:	(8) CURRENT REGISTERED AGENT, IF DIFFERENT FROM BLOCK 7 OR NOT ON RECORD (SEPARATE SHEET REQUIRED. SEE INSTRUCTIONS)
NAME Bell, Charles A.
STREET ADDRESS 301 Hartman Drive
CITY, STATE, ZIP CODE Lebanon, TN 37087
(9) THE NATURE AND CHARACTER OF THE BUSINESS IN WHICH THE CORPORATION IS ENGAGED IS: 548034

REMIT TEN DOLLARS ($10.00), MADE PAYABLE TO TENNESSEE SECRETARY OF STATE. (CHECKS OR MONEY ORDERS ARE PREFERRED)	(10) UNDER PENALTIES OF PERJURY, I DECLARE THAT I HAVE EXAMINED THIS REPORT, AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, IT IS TRUE, CORRECT AND COMPLETE.

MAIL REMITTANCE AND COMPLETED FORM TO:
TENNESSEE SECRETARY OF STATE
JAMES K. POLK BUILDING, SUITE 500	SIGNATURE	/s/ Charles A. Bell
NASHVILLE, TENN. 37219 541687	TITLE	President	DATE	8-21-86

SD _444	ANY INCOMPLETE UNSIGNED OR ILLEGIBLE REPORT WILL BE RETURNED TO YOU

Form No. 28 Section 48-1201 For Profit or Not For Profit

DESIGNATION, REVOCATION OR CHANGE

OF

REGISTERED AGENT

OF

Lebanon Aluminum Products

Inc.

To the Secretary of State of the State of Tennessee:

Pursuant to the provisions of Section 48-1201 of the Tennessee General Corporation Act, the undersigned foreign or domestic corporation of the incorporator or incorporators of a domestic corporation being organized under the Act submit the following statement for the purpose of designating, revoking or changing, as the case may be, the registered agent for the corporation in the State of Tennessee:

1. The name of the corporation is	Lebanon Aluminum Products, Inc.

The address of the corporation is	P. O. Box 519, Lebanon, TN 37087

If a foreign corporation, state or country of incorporation

2. The name and street address of its registered agent in the State of Tennessee shall be
Charles A. Bell
301 Hartman Drive, Lebanon, TN 37087

Dated September 19, 1986.
Lebanon Aluminum Products Inc.
Name of Corporation
	By	/s/ Charles A. Bell	President
(Title)

(Incorporator or incorporators, if corporation is being organized)

AMENDED AND RESTATED CHARTER OF LEBANON ALUMINUM PRODUCTS INC.

To the Secretary of State of the State of Tennessee:

Pursuant to the provisions of Section 48-20-107 of the Tennessee Business Corporation Act, as amended, the undersigned corporation adopts the following amended and restated charter which is intended to amend the original charter of the corporation dated March 26, 1963:

A.                      The name of the corporation is Lebanon Aluminum Products, Inc. The corporation is for profit.

B.                        The text of the charter of the corporation is restated as follows:

1.         The name of the corporation is Lebanon Aluminum Products, Inc.

2.         The complete street address of the registered office of the corporation in the State of Tennessee is 301 Hartman Drive, Lebanon, Wilson County, Tennessee 37087.

3.         The name of the registered agent of the corporation, located at the registered office set forth above, is Charles A. Bell.

4.         The complete street address of the principal office of the corporation is 301 Hartman Drive, Lebanon, Wilson County, Tennessee 37087.

5.         The corporation is for profit.

6.         The maximum number of shares which the corporation shall have the authority to issue is Seven Thousand Five Hundred (7,500) shares of common stock, having a par value of Ten and No/100 Dollars ($10.00) per share.

7.         (a) To the maximum extent permitted by the provisions of Section 48-18-501, et seq., of the Tennessee Business Corporation Act, as amended from time to time (provided, however, that if an amendment to such act limits or restricts in any way the indemnification rights permitted by law as of the date hereof, such amendment shall apply only to the extent mandated by law and only to activities of persons subject to indemnification under this paragraph which occur subsequent to the effective date of such amendment), this corporation shall indemnify and advance expenses to any person, his heirs, executors and administrators, for the defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, including counsel fees actually incurred as a result of such proceeding or action or any appeal thereof, and against all fines (including any excise tax assessed with respect to an employee benefit plan), judgments, penalties and amounts paid in settlement thereof, provided that such proceeding or action be instituted by reason of the fact that such person is or was a director of this corporation.

(b)       This corporation may, to the maximum extent permitted by the provisions of Section 48-18-501 et seq. of the Tennessee Business Corporation Act, as amended from time to time (provided, however, that if an amendment to such act limits or restricts in any way the indemnification rights permitted by law as of the date hereof, such amendment shall apply only to the extent mandated by law and only to activities of persons subject to indemnification under this paragraph which occur subsequent to the effective date of such amendment), indemnify and advance expenses to any person, his heirs, executors and administrators, to the same extent as set forth in Paragraph 7(a) above, provided that the underlying proceeding or action be instituted by reason of the fact that such person is or was an officer, employee or agent of this corporation, and may also indemnify and advance expenses to such person to the extent, consistent with public policy, determined by the Board of Directors.

(c)        The rights to indemnification and advancement of expenses set forth in Paragraphs 7(a) and 7(b) above are contractual between the corporation and the person being indemnified, his heirs, executors and administrators.  The rights to indemnification and advancement of expenses set forth in Paragraphs 7(a) and 7(b) above are nonexclusive of other similar rights which may be granted by law, this charter, a resolution of the Board of Directors or shareholders of the corporation, the purchase and maintenance of insurance by the corporation, or an agreement with the corporation, which means of indemnification and advancement of expenses are hereby specifically authorized.

(d)       Any repeal or modification of the provisions of this Paragraph 7, directly or by the adoption of an inconsistent provision of this charter, shall not adversely affect any right or protection set forth herein existing in favor of a particular individual at the time of such repeal or modification.

8.         (a) No person who  is or was a director  of this corporation nor his heirs, executors or administrators, shall be personally liable to this corporation or its shareholders, and no such person may be sued by the corporation or its shareholders, for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision shall not eliminate or limit the liability of any such party (a), for any breach of a director’s duty of loyalty to the corporation or its shareholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (c) for unlawful distributions under Section 48-18-304 of the Tennessee Business Corporation Act, as amended from time to time.

(b)       Any repeal or modification of the provisions of this Paragraph 8, directly or by the adoption of an inconsistent provision of this charter, shall not adversely affect any right or protection set forth herein in favor of a particular individual at the time of such repeal or modification.

9.         Each director shall hold office for a term of one year and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

C.                        The corporation certifies that the restatement contains an amendment to the charter of the corporation which was filed with the Tennessee Secretary of State on March 26, 1963, requiring shareholder approval.

D.                       The corporation further certifies that the restatement was duly adopted by the shareholders and the board of directors of the corporation.

E.        This amended and restated charter is to be effective upon filing by the Secretary of State.

DATED: June 10, 1994.

LEBANON ALUMINUM PRODUCTS, INC.

	By:	Charles A. Bell
	Capacity:	Pres

ARTICLES OF AMENDMENT TO THE

AMENDED AND RESTATED CHARTER

OF

LEBANON ALUMINUM PRODUCTS, INC.

Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned, Lebanon Aluminum Products, Inc., a Tennessee corporation for profit (the “Corporation”), adopts the following articles of amendment to its amended and restated charter:

1.         The name of the corporation is Lebanon Aluminum Products, Inc.

2.         Article A of the Corporation’s charter is amended in its entirety to read:

“A. The name of the corporation is Caradon Better-Bilt (Lebanon) Inc.”

3.         The amendment was duly adopted by written consent of the sole shareholder on December 19, 1994.

4.         The amendment will be effective on December 31, 1994.

Dated: December 19, 1994	LEBANON ALUMINUM PRODUCTS, INC.

	By:	/s/ Robert O. Barberi
Robert O. Barberi Its Vice President

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The name of the corporation is	CARADON BETTER-BILT (LEBANON) INC.

2. The street address of its current registered office is	301 Hartman Dr., Lebanon, TN 37087

3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is

1912 Hayes Street, Nashville, TN 37203

4. The name of the current registered agent is	Charles A. Bell

5. If the current registered agent is to be changed, the name of the new registered agent is

Ms. Frances Debray

6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

October 2, 1995	CARADON BETTER-BILT (LEBANON) INC.
Signature Date	Name of Corporation

Vice President and Secretary	/s/ Robert O. Barberi
Signer’s Capacity	Signature

Robert O. Barberi
Name (typed or printed)

☐	CORPORATION ANNUAL REPORT STATE OF TENNESSEE SECRETARY OF STATE SUITE 1800, JAMES K. POLK BUILDING NASHVILLE, TN 37243-0306

FILING FEE - $10.00; PRIVILEGE TAX - $10.00; TOTAL AMOUNT DUE - $20.00

CURRENT FISCAL YEAR CLOSING MONTH 03 IF DIFFERENT,

CORRECT MONTH IS 12	THIS REPORT IS DUE ON OR BEFORE: 07/01/95

(1) SECRETARY OF STATE CONTROL NUMBER: 0018303 OR FEDERAL EMPLOYER IDENTIFICATION NUMBER: 62-0681208

	(2A.) NAME AND MAILING ADDRESS OF CORPORATION: CARADON BETTER-BILT (LEBANON) INC.	(2B.) STATE OR COUNTRY OF INCORPORATION: TENNESSEE

	P.O. BOX 519 LEBANON, TN 37088-0519 D. 03/26/1963 FOR PROFIT	(2C.) ADD OR CHANGE MAILING ADDRESS:
(3) A PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:

301 HARTMAN DR, LEBANON, TN 37087
B. CHANGE OF PRINCIPAL ADDRESS:
STREET CITY STATE ZIP CODE
** BLOCKS 4A AND 4B MUST BE COMPLETED OF THE ANNUAL REPORT WILL BE RETURNED **

(4) A. NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE OF THE PRESIDENT, SECRETARY, AND OTHER PRINCIPAL OFFICERS. (ATTACH ADDITIONAL SHEET IF NECESSARY.)

TITLE NAME BUSINESS ADDRESS CITY, STATE, ZIP CODE
PRESIDENT [ILLEGIBLE] 4300 [ILLEGIBLE] Industrial Blvd: [ILLEGIBLE] GA [ILLEGIBLE]
SECRETARY Robert O. Barberi [ILLEGIBLE] Westport CT [ILLEGIBLE]

B. BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (an additional sheet if necessary.)
☒ SAME AS ABOVE ☐ NONE OR LIST BELOW: NAME BUSINESS ADDRESS CITY, STATE, ZIP CODE

[SEAL]

(5) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS .
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

(6) INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

(BLOCK 5A AND/OR 5B.) THERE IS AN ADDITIONAL $10.00 FILING FEE AND $10.00 PRIVILEGE TAX FOR A TOTAL OF $20.00 REQUIRED FOR CHANGES MADE TO THIS INFORMATION.

A. CHANGE OF REGISTERED AGENT: Iain Slimmon

B. CHANGE OF REGISTERED OFFICE: 301 HARTMAN Dr Lebanon TN 37087 Wilson
STREET CITY STATE ZIP CODE COUNTY

(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED BELOW:
IF BLANK OR CHANGE, PLEASE CHECK APPROPRIATE BOX: ☐ PUBLIC ☐ MUTUAL

B. IF A TENNESSEE RELIGIOUS CORPORATION PLEASE CHECK BOX UNLESS OTHERWISE INDICATED.
☐ RELIGIOUS
(8) SIGNATURE TONI M. COMFORT	(9) Date 10-11-95

(10) TYPE/PRINT NAME OF TONI M. COMFORT	(11) TITLE OF SIGNER Comptroller

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The name of the corporation is	Caradon Better-Bilt (Lebanon) Inc.

2. The street address of its current registered office is	301 Hartman Drive

Lebanon, TN 37087

3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is

1912 Hayes Street, Nashville, TN 37203

4. The name of the current registered agent is	Iaim Slimmon

5. If the current registered agent is to be changed, the name of the new registered agent is
Ms. Frances Debray

6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

5 SEP 96	CARADON BETTER-BILT (LEBANON) INC.
Signature Date	Name of Corporation

Vice President and Asst. Secretary	/s/ Robert B. Leckie
Signer’s Capacity	Signature

Robert B. Leckie
Name (typed or printed)

ARTICLES OF AMENDMENT TO THE CHARTER

CORPORATE CONTROL NUMBER (IF KNOWN)   0018303

PURSUANT TO THE PROVISIONS OF SECTION 48-20-106 OF THE TENNESSEE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS CHARTER:

PLEASE MARK THE BLOCK THAT APPLIES:

☒	AMENDMENT IS TO BE EFFECTIVE WHEN FILED BY THE SECRETARY OF STATE.
☐	AMENDMENT IS TO BE EFFECTIVE
	MONTH	DAY	YEAR

(NOT TO BE LATER THAN THE 90TH DAY AFTER THE DATE THIS DOCUMENT IS FILED.) IF NEITHER BLOCK IS CHECKED, THE AMENDMENT WILL BE EFFECTIVE AT THE TIME OF FILING.

1.	PLEASE INSERT THE NAME OF THE CORPORATION AS IT APPEARS ON RECORD:
CARADON BETTER-BILT (LEBANON) INC.

IF CHANGING THE NAME, INSERT THE NEW NAME ON THE LINE BELOW:
CARADON LEBANON INC.

2.	PLEASE INSERT ANY CHANGES THAT APPLY:
	A.	PRINCIPAL ADDRESS: (street)

		(city)	(state)	(zip code)

	B.	REGISTERED AGENT:

	C.	REGISTERED ADDRESS: (street)
TN
		(city)	(state)	(zip code)	(country)

	D.	OTHER CHANGES:

3.	THE CORPORATION IS FOR PROFIT.

4.	THE MANNER (IF NOT SET FORTH IN THE AMENDMENT) FOR IMPLEMENTATION OF ANY EXCHANGE, RECLASSIFICATION, OR CANCELLATION OF ISSUED SHARES IS AS FOLLOWS:

5.	THE AMENDMENT WAS DULY ADOPTED ON	April	21	1999	BY:
		MONTH	DAY	YEAR

(NOTE: PLEASE MARK THE BLOCK THAT APPLIES)

☐	THE INCORPORATORS.

☒	THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL, AS SUCH WAS NOT REQUIRED.

☐	THE SHAREHOLDERS.

President			/s/ Robert B. Leckie
SIGNER’S CAPACITY			SIGNATURE

Robert B. Leckie
NAME OF SIGNER (TYPED OR PRINTED)

ARTICLES OF AMENDMENT TO THE CHARTER

CORPORATE CONTROL NUMBER (IF KNOWN)   0018303

PURSUANT TO THE PROVISIONS OF SECTION 48-20-106 OF THE TENNESSEE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS CHARTER:

PLEASE MARK THE BLOCK THAT APPLIES:

☒	AMENDMENT IS TO BE EFFECTIVE WHEN FILED BY THE SECRETARY OF STATE.
☐	AMENDMENT IS TO BE EFFECTIVE
	MONTH	DAY	YEAR

(NOT TO BE LATER THAN THE 90TH DAY AFTER THE DATE THIS DOCUMENT IS FILED.) IF NEITHER BLOCK IS CHECKED, THE AMENDMENT WILL BE EFFECTIVE AT THE TIME OF FILING.

1.	PLEASE INSERT THE NAME OF THE CORPORATION AS IT APPEARS ON RECORD:
CARADON LEBANON INC.

IF CHANGING THE NAME, INSERT THE NEW NAME ON THE LINE BELOW:

2.	PLEASE INSERT ANY CHANGES THAT APPLY:
	A.	PRINCIPAL ADDRESS: (street)			10931 Laureate Drive.
		San Antonio	Texas		78249
		(city)	(state)		(zip code)

B. REGISTERED AGENT:

C. REGISTERED ADDRESS: (street)
TN
		(city)	(state)	(zip code)	(country)

D. OTHER CHANGES: MAILING ADDRESS
10931 Laureate Drive, San Antonio, Texas 78249

3.	THE CORPORATION IS FOR PROFIT.

4.	THE MANNER (IF NOT SET FORTH IN THE AMENDMENT) FOR IMPLEMENTATION OF ANY EXCHANGE, RECLASSIFICATION, OR CANCELLATION OF ISSUED SHARES IS AS FOLLOWS:

5.	THE AMENDMENT WAS DULY ADOPTED ON		June	11	1999	BY:
			MONTH	DAY	YEAR

(NOTE: PLEASE MARK THE BLOCK THAT APPLIES)

☐	THE INCORPORATORS.

☐	THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL, AS SUCH WAS NOT REQUIRED.

☐	THE SHAREHOLDERS.

President			/s/ Robert B. Leckie
SIGNER’S CAPACITY			SIGNATURE

Robert B. Leckie
NAME OF SIGNER (TYPED OR PRINTED)

[SEAL]	SECRETARY OF STATE DIVISION OF BUSINESS SERVICES James K. Polk Building, Suite 1800 Nashville, TN 37243-0306

MASS CHANGE OF REGISTERED OFFICE (BY AGENT)

Pursuant to the provisions of Sections 48-15-102 and 48-25-108 of the Tennessee Business Corporation Act, Sections 48-55-102 and 48-65-108 of the Tennessee Nonprofit Corporation Act, Section 48-208-102 of the Tennessee Limited Liability Company Act, Sections 61-2-104 and 61-2-904 of the Tennessee Revised Uniform Limited Partnership Act, and Section 61-1-144 of the Tennessee Uniform Limited Partnership Act, the undersigned registered agent hereby submits this application to change its business address and the registered office address of the businesses noted below:

1.                         The names of the affected corporations, limited liability companies, limited partnerships and limited liability partnerships are identified in the attached list by their S.O.S. control numbers, which list is incorporated herein by reference.

2.                         The street address of its current registered office is 1912 Hayes Street, Nashville, TN 37203.

3.                         The name of the current registered agent is Frances DeBray.

4.                         The street address (including county) of the new registered office is:

1900 Church Street, Suite 400, Nashville TN 37203
(Davidson)

5.                         After the change, the street addresses of the registered office and the business office of the registered agent will be identical.

6.                         The corporations, limited liability companies, limited partnerships and limited liability partnerships identified in the attached list have been notified of the change of address for the registered office.

7-17-00	/s/ Frances DeBray
Signature Date	Signature of Registered Agent

Frances DeBray
Printed or Typed Name

MASS CHANGE OF REGISTERED OFFICE (BY AGENT) Attachment

0018303	0183184	0211933	0217759	0238587	0252814	0276210	0288015	0297695	0301708	0309469	0318346
0021477	0184262	0211936	0221216	0239002	0253804	0276970	0291299	0297928	0302020	0309700	0318767
0021967	0197074	0212328	0223471	0240073	0256618	0280256	0292299	0298192	0302347	0311356	0319094
0026636	0197996	0212329	0226353	0240259	0260306	0280366	0292576	0298299	0304314	0312128	0324446
0051402	0200032	0212331	0226598	0244443	0264273	0282201	0293134	0298300	0305269	0312864	0327159
0130700	0208866	0212529	0233808	0244751	0269198	0283416	0294144	0299605	0306688	0313038	0329567
0135422	0209872	0213097	0234251	0246276	0271484	0283805	0294998	0299606	0307251	0313135
0146309	0210273	0213160	0235362	0246695	0272507	0285367	0295731	0300204	0307716	0313236
0167456	0211676	0214558	0236069	0248295	0274874	0285890	0295975	0300518	0308108	0316676
0178419	0211931	0215945	0237862	0248711	0274937	0288321	0296214	0301699	0308915	0316758

Attachment to Mass Change of Registered Office for Frances DeBray, page 1 of 1 pages

State of Tennessee [SEAL] Department of State Corporate Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville. TN 37243	CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)	For Office Use Only

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation  Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The name of the corporation is	CARADON LEBANON INC.
0018303

2. The street address of its current registered office is
1900 Church Street, Suite 400, Nashville, TN 37203

3. If the current registered office is to be changed, the street address of the new registered office. The zip code of such office, and the county in which the office is located is

4. The name of the current registered agent is	Frances DeBray

5. If the current registered agent is to be changed, the name of the new registered agent is
NATIONAL CORPORATE RESEARCH, LTD., INC.

6. After the change(s). the street addresses of the registered office and the business office of the registered agent will be identical.

Jan. 03, 2003	Caradon Lebanon Inc.
Signature Date	Name of Corporation

President	/s/ Robert B. Leckie
Signer’s Capacity	Signature

Robert B. Leckie
Name (typed or printed)

SS-4427 (Rev. 6/00)	RDA 1678

ARTICLES OF MERGER OF NOVAR CORPORATION (an Ohio corporation) AND NOVAR DETERRENT SYSTEMS, INC. (an Ohio corporation) WITH AND INTO CARADON LEBANON INC. (a Tennessee corporation)

To the Secretary of State
State of Tennessee

Pursuant to the provisions of the Tennessee Business Corporation Act, the domestic business corporation and the foreign business corporations herein named do hereby submit the following Articles of Merger.

1.         Annexed hereto and made a part hereof as Exhibit A is the Agreement and Plan of Merger (the “Plan”) for merging Novar Corporation, an Ohio corporation, and Novar Deterrent Systems, Inc., an Ohio corporation, with and into Caradon Lebanon Inc., a Tennessee corporation (the “Merger”).

2.         The Plan was adopted by written consent of the sole director of Caradon Lebanon Inc., as of March 23, 2005. The approval of the shareholders of Caradon Lebanon Inc. was not required for the Merger in accordance with Section 48-21-104(h) of the Tennessee Business Corporation Act.

3.         The Merger is permitted by the laws of the State of Ohio, the jurisdiction of organisation of each of Novar Corporation and Novar Deterrent Systems, Inc., and has been authorized in compliance with said laws.

4.         Caradon Lebanon Inc. will continue its existence as the surviving corporation under its present name pursuant to the provisions of the Tennessee Business Corporation Act.

5.         The Merger shall be effective at the time of filing on the date of filing the Articles of Merger.

EXECUTED on April 7, 2005.

CARADON LEBANON INC.

By	/s/ Robert B. Leckie
Name:	Robert B. Leckie
Capacity:	President

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of March 23, 2005, among Novar Corporation, an Ohio corporation (“Novar”), Novar Deterrent Systems, Inc., an Ohio corporation (“Novar Deterrent”), and Caradon Lebanon Inc., a Tennessee corporation (“Caradon Lebanon”).

WHEREAS, the respective Board of Directors of Novar, Nova Deterrent and Caradon Lebanon have determined that it is advisable and in the best interests of the respective corporations and their sole shareholders that Novar and Novar Deterrent (sometimes collectively referred to as the “Terminating Corporations” and individually as a “Terminating Corporation”) be merged with and into Caradon Lebanon in accordance with the Ohio General Corporation Law (the “Ohio Corporation Law”) and the Tennessee Business Corporation Act (the “Tennessee Corporation Act”) and the terms of this Agreement.

NOW, THEREFORE, in consideration of the agreements set forth in this Agreement, Novar, Novar Deterrent and Caradon Lebanon hereby agree as follows:

1.         The Merger. On the Effective Date (as hereinafter defined) (a) Novar and Novar Deterrent affiliates of Caradon Lebanon, shall be merged with and into Caradon Lebanon in accordance with the applicable provisions of the Ohio Corporation Law and the Tennessee Corporation Act and the terms of this Agreement (the “Merger”), (b) the separate existence of Novar and Novar Deterrent shall thereupon cease, and (c) Caradon Lebanon, as the surviving corporation in the Merger, shall continue its existence as a domestic corporation under the Tennessee Corporation Act. Caradon Lebanon is sometimes hereinafter referred to as the “Surviving Corporation.” The name of the Surviving Corporation will be “Caradon Lebanon Inc.” The Surviving Corporation will maintain a principal office address at c/o Novar Inc., 10931 Laureate Drive, San Antonio, Texas 78249.

2.         Effective Date of the Merger. The Merger shall be effective at the time of filing on the date of filing the Articles of Merger of the Merger with the Secretary of State of Tennessee (the “Effective Date”).

3.         Effect of the Merger. On the Effective Date, the effect of the Merger shall be as provided in the applicable provisions of the Tennessee Corporation Act and the Ohio Corporation Law. Without limiting the generality of the foregoing, and subject thereto, on the Effective Date all property, assets, rights, privileges, powers and franchises of each Termination Corporation shall vest in the Surviving Corporation without further act or deed, and all debts, liabilities and obligations of each Terminating Corporation shall become the debts, liabilities and obligations of the Surviving Corporation.

4.         Conversion of Shares. On the Effective Date, and without any action on the part of either Terminating Corporation, Caradon or their respective sole shareholders:

(a)       Each share of common stock, without par value, of Novar issued and outstanding immediately prior to the Effective Date shall be canceled and extinguished and converted into the right to receive $5.00 in cash, or a total consideration of $500.00;

(b)       Each share of common stock, without par value, of Novar Deterrent issued and outstanding immediately prior to the Effective Date shall be canceled and extinguished and converted into the right to receive $5.00 in cash, or a total consideration of $500.00; and

(c)       Each share of common stock of Caradon Lebanon issued and outstanding prior to the Effective Date shall not be affected by the Merger, but shall continue to represent one issued and outstanding share of the Surviving Corporation.

5.         Certificate of Incorporation; By-Laws; Directors and Officers.

(a)       The Certificate of Incorporation of Caradon Lebanon as in effect immediately prior to the Effective Date shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law.

(b)       The By-Laws of Caradon Lebanon as in effect immediately prior to the Effective Date shall be and continue to be the By-Laws of the Surviving Corporation until thereafter amended as provided by law and such By-Laws.

(c)       The directors and officers of Caradon Lebanon immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation. Each director and officer of the Surviving Corporation will hold office in accordance with the Certificate of Incorporation and By-Laws of the Surviving Corporation.

6.         Agent for Service. On the Effective Date, the Surviving Corporation consents to be sued and served with process in the State of Ohio and irrevocably appoints the Secretary of State of the State of Ohio as its agent to accept service of process in any proceeding in the State of Ohio to enforce against the Surviving Corporation any obligation of either Terminating Corporation or to enforce the rights of any dissenting shareholder of either Terminating Corporation.

7.         Termination or Amendment.

(a)       At any time prior to the filing of the Certificate of Merger with the Ohio Secretary of State and the Articles of Merger with the Tennessee Secretary of State to effect the Merger (the “Certificate Filings”), this Agreement may be terminated and the Merger abandoned by mutual consent of the Board of Directors of the Terminating Corporations and Caradon Lebanon.

(b)       The Agreement may be amended by the parties hereto at any time prior to the Certificate Filings in accordance with the applicable requirements of the Ohio Corporation Law and Tennessee Corporation Act.

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IN WITNESS WHEREOF, Novar, Novar Deterrent and Caradon Lebanon have each caused this Agreement to be executed by their duly authorized officers as of the date first above written.

NOVAR CORPORATION

By:	/s/ Robert B. Leckie
Robert B. Leckie
Its Vice President and Secretary

NOVAR DETERRENT SYSTEMS, INC.

By:	/s/ Robert B. Leckie
Robert B. Leckie Its Vice President and Secretary

CARADON LEBANON INC.

By:	/s/ Robert B. Leckie
Robert B. Leckie Its President

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State of Tennessee [SEAL] Department of State Corporate Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville, TN 37243	CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)	For Office Use Only

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

State ID #: 0018303

1. The name of the corporation is	CARADON LEBANON INC.

2. The street address of its current registered office is	1900 Church Street, Suite 400, Nashville, TN 37203

3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is
2908 Poston Avenue, Nashville, TN 37203 (Davidson County)

4. The name of the current registered agent is	National Corporate Research, Ltd., Inc.

5. If the current registered agent is to be changed, the name of the new registered agent is
Corporation Service Company

6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

August 02, 2005	CARADON LEBANON INC.
Signature Date	Name of Corporation

Attorney in Fact	/s/ Maureen Cullen
Signer’s Capacity	Signature

Maureen Cullen
Name (typed or printed)

SS-4427 (Rev. 6/03)	Filing Fee $20.00	RDA 167B